UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2006
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28472	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(IRS Employer Identification Number)

357 Castro Street, Suite 5
Mountain View, California    94041
(Address of principal executive offices including zip code)

(650) 938-8815
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As of April 17, 2006, Digital Video Systems, Inc. (the "Company") was unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2005 ("Form 10-K"). The Company has been unable to obtain, on a timely basis, all necessary financial data from a former subsidiary that the Company divested on December 29, 2005. The Company is currently attempting to obtain the necessary financial data, and to complete the preparation and review of its financial statements and related disclosure for inclusion in the Form 10-K. The Company intends to file the Form 10-K as promptly as practicable upon completion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ MALI KUO Mali Kuo Chief Executive Officer

Date: April 18, 2006